As filed with the Securities and Exchange Commission on November 16, 2023

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Harvard Apparatus Regenerative Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	45-5210462
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11 Holliston, MA	01746
(Address of Principal Executive Offices)	(Zip Code)

Amended and Restated Equity Incentive Plan

(Full title of the plan)

Junli (Jerry) He

Chairman of the Board of Directors and Chief Executive Officer

Harvard Apparatus Regenerative Technology, Inc.

84 October Hill Road, Suite 11, Holliston, MA 01746

(Name and address of agent for service)

(774) 233-7300

(Telephone number, including area code, of agent for service)

With copies to:

Chad J. Porter, Esq.

Burns & Levinson LLP

125 High Street

Boston, Massachusetts 02110

(617) 345-3000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (check one)

Large Accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

INCORPORATION BY REFERENCE OF PRIOR REGISTRATION STATEMENTS

Harvard Apparatus Regenerative Technology, Inc., a Delaware corporation (the “Registrant”) is filing this Registration Statement on Form S-8 for the purpose of registering an additional 4,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), issuable to eligible persons under the Registrant’s Amended and Restated Equity Incentive Plan, as amended (the “Plan”) pursuant to an amendment to the Plan approved by the Registrant’s stockholders on July 19, 2023.

Pursuant to Instruction E to Form S-8, the Registrant incorporates by reference into this Registration Statement, except to the extent supplemented, amended or superseded by the information set forth herein, the entire contents of its Registration Statements on Form S-8 previously filed with respect to the Plan, including those filed with the Securities and Exchange Commission on October 31, 2013 (Registration No. 333-192027), on March 30, 2015 (Registration No. 333-203105), on August 8, 2016 (Registration No. 333-212993), on August 15, 2017 (Registration No. 333-219988), on May 31, 2018 (Registration No. 333-225336) and on June 22, 2020 (Registration No. 333-239346).

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PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

Number	Description

4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant dated July 31, 2018.

4.2(2)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant dated March 30, 2016.

4.3(3)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant dated May 26, 2016.

4.4(4)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant dated April 26, 2017.

4.5(5)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant dated December 21, 2017.

4.6(6)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant dated May 24, 2019.

4.7(7)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant effective as of July 20, 2023.

4.8(8)	Third Amended and Restated By-laws of the Registrant.

4.9(9)	Amended and Restated Equity Incentive Plan, as amended.

4.10(10)	Specimen Stock Certificate pertaining to shares of common stock.

5.1*	Opinion of Burns & Levinson LLP, counsel to the Registrant.

23.1*	Consent of Marcum LLP.

23.2*	Consent of Wei, Wei & Co., LLP.

23.3*	Consent of Burns & Levinson LLP (included in Exhibit 5.1).

24.1*	Power of attorney (included on the signature pages of this registration statement)

107*	Calculation of Filing Fee Table.

* Filed herewith.

(1)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on July 20, 2023 and incorporated herein by reference.

(1)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Registration Statement on Form 10 filed on July 31, 2013, as amended (File No. 001-35853) and incorporated herein by reference.

(2)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on March 31, 2016 and incorporated herein by reference.

(3)	Previously filed with the Securities and Exchange Commission as Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K filed on March 17, 2017 and incorporated herein by reference.

(4)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on April 27, 2017 and incorporated herein by reference.

(5)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2017 and incorporated herein by reference.

(6)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on May 28, 2019 and incorporated herein by reference.

(7)	Previously filed with the Securities and Exchange Commission as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on July 20, 2023 and incorporated herein by reference.

(8)	Previously filed with the Securities and Exchange Commission as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed on July 20, 2023 and incorporated herein by reference.

(9)	Previously filed with the Securities and Exchange Commission as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q filed on November 13, 2023 and incorporated herein by reference.

(10)	Previously filed with the Securities and Exchange Commission as Exhibit 4.1 to the Registrant’s Registration Statement on Form 10 filed on July 31, 2013, as amended (File No. 001-35853) and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Holliston, Commonwealth of Massachusetts, on this 16th day of November, 2023.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

By:	/s/ Joseph Damasio
Joseph Damasio
Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Junli (Jerry) He and Joseph Damasio, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement on Form S-8 filed herewith and any and all subsequent amendments to said registration statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Harvard Apparatus Regenerative Technology, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Junli (Jerry) He	Chief Executive Officer and Chairman of the Board of Directors	November 16, 2023
Junli (Jerry) He	(Principal Executive Officer)

/s/ Joseph Damasio	Chief Financial Officer	November 16, 2023
Joseph Damasio	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jason Jing Chen	Vice Chairman	November 16, 2023
Jason Jing Chen

/s/ James Shmerling	Director	November 16, 2023
James Shmerling

/s/ Ting Li	Director	November 16, 2023
Ting Li

/s/ David Green	Director	November 16, 2023
David Green

/s/ Ronald Packard	Director	November 16, 2023
Ronald Packard

/s/ Herman Sanchez	Director	November 16, 2023
Herman Sanchez

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